EXHIBIT 10.10

                 AMENDMENT TO EMPLOYMENT AGREEMENT



          Amendment dated as of January 1, 1994, to Employment
Agreement as heretofore amended (the "Agreement"), dated May 1,
1991 between La Jolla Management Corp., a Delaware corporation (the "Company"), and Robert E. Whalen (the "Executive").

          The Agreement is hereby amended as follows:

          1. Section 1 is amended to provide that the term of the Agreement shall extend through December 31, 1996 or such later date to which the Executive's employment may be extended as provided in
Section 5 of the Agreement.

          2. Section 2 is amended by adding the following sentence to the end thereof:

          The duties to be performed by the Executive shall be performed primarily at the offices of the Company in the San Diego County California metropolitan area, subject to reasonable travel requirements on behalf of the Company.

          3. Section 6(b) is amended in its entirety to read as follows:

          (b) The Executive may terminate his employment hereunder for "Good Reason" within thirty (30) days after the occurrence, without written consent of the Executive, of one of the following events that has not been cured within ten (10) days after written notice thereof has been given by Executive to the Company:

               (i)  the assignment to Executive of duties
          materially inconsistent with his status as Executive Vice President of the Company or an adverse alteration in the nature of Executive's responsibilities as Executive Vice President;

               (ii) a reduction by the Company in the Executive's Base Salary or Annual Bonus or a failure by the Company to pay any such amounts when due;

               (iii) the Company's material breach of the terms of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first above written.



                                   LA JOLLA MANAGEMENT CORP.


By:/s/ ROBERT E. WHALEN            By:/s/ DAVID C. FLAUGH
   --------------------               -------------------
       Robert E. Whalen                   David C. Flaugh
       Executive                          Chief Operating Officer

EXHIBIT 10.11

                 AMENDMENT TO EMPLOYMENT AGREEMENT



     Amendment, dated as of March 1, 1994 to Employment Agreement as heretofore amended (the "Agreement") dated May 1, 1991 between La Jolla Management Corp., a Delaware corporation (the "Company") and Robert E. Whalen (the "Executive").

     Section 7(b) of the Agreement is hereby amended in its entirety to read as follows:

          (b) In the event that the Company shall terminate the Term otherwise than pursuant to Sections 5 or 6(a) hereof or the Executive shall terminate the Term pursuant to Section 6(b) hereof, then except as provided in Section 8 hereof, the Company's sole obligations under this Agreement and the severance policies and procedures of the Company in effect from time to time shall be:

               (i) to continue to pay the Executive, in monthly installments, the Executive's salary and any guaranteed bonus at the rate in effect pursuant to Section 3 (a) hereof on the date of termination, through the date on which the Term should expire pursuant to Sections 1 or 5 hereof, as if the Company had given notice of termination pursuant to Section 5 on the date of termination, and

               (ii) to pay the compensation set forth in Section
          11(a) and 18 hereof (unless the Executive has died).

     IN WITNESS WHEREOF, the parties have executed this Amendment of the Agreement as of the date first written above.



                                        LA JOLLA MANAGEMENT CORP.



By:/s/ ROBERT E. WHALEN                 By:/s/ DAVID C. FLAUGH
   --------------------                    -------------------
       Robert E. Whalen                        David C. Flaugh

EXHIBIT 10.15

                 AMENDMENT TO EMPLOYMENT AGREEMENT



          Amendment dated as of January 1, 1994, to Employment
Agreement as heretofore amended (the "Agreement"), dated May 1,
1991 between National Health Laboratories Incorporated, a Delaware corporation (the "Company"), and Larry L. Leonard (the
"Executive").

          The Agreement is hereby amended as follows:

          1. Section 1 is amended to provide that the term of the Agreement shall extend through December 31, 1996 or such later date to which the Executive's employment may be extended as provided in
Section 5 of the Agreement.

          2. Section 6(b) is amended in its entirety to read as follows:

          (b) The Executive may terminate his employment hereunder for "Good Reason" within thirty (30) days after the occurrence, without written consent of the Executive, of one of the following events that has not been cured within ten (10) days after written notice thereof has been given by Executive to the Company:

               (i)  the assignment to Executive of duties
          materially inconsistent with his status as Executive Vice President of the Company or an adverse alteration in the nature of Executive's responsibilities as Executive Vice President;

               (ii) a reduction by the Company in the Executive's Base Salary or Annual Bonus or a failure by the Company to pay any such amounts when due;

               (iii) the Company's material breach of the terms of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first above written.



                                   NATIONAL HEALTH LABORATORIES
                                     INCORPORATED



By:/s/ LARRY L. LEONARD            By:/s/ DAVID C. FLAUGH
   --------------------               -------------------
       Larry L. Leonard                   David C. Flaugh
       Executive                          Chief Operating Officer

EXHIBIT 10.16

                 AMENDMENT TO EMPLOYMENT AGREEMENT



     Amendment, dated as of March 1, 1994 to Employment Agreement as heretofore amended (the "Agreement") dated January 1, 1991 between National Health Laboratories Incorporated, a Delaware corporation (the "Company") and Larry Leonard (the "Executive").

     Section 7(b) of the Agreement is hereby amended in its entirety to read as follows:

          (b) In the event that the Company shall terminate the Term otherwise than pursuant to Sections 5 or 6(a) hereof or the Executive shall terminate the Term pursuant to Section 6(b) hereof, then except as provided in Section 8 hereof, the Company's sole obligations under this Agreement and the severance policies and procedures of the Company in effect from time to time shall be:

               (i) to continue to pay the Executive, in monthly installments, the Executive's salary and any guaranteed bonus at the rate in effect pursuant to Section 3 (a) hereof on the date of termination, through the date on which the Term should expire pursuant to Sections 1 or 5 hereof, as if the Company had given notice of termination pursuant to Section 5 on the date of termination, and

               (ii) to pay the compensation set forth in Section
          11(a) and 18 hereof (unless the Executive has died).

     IN WITNESS WHEREOF, the parties have executed this Amendment of the Agreement as of the date first written above.



                                   NATIONAL HEALTH LABORATORIES
                                     INCORPORATED



By:/s/ LARRY L. LEONARD            By:/s/ DAVID C. FLAUGH
   --------------------               -------------------
       Larry L. Leonard                   David C. Flaugh

EXHIBIT 10.20

                 AMENDMENT TO EMPLOYMENT AGREEMENT



          Amendment dated as of January 1, 1994, to Employment
Agreement as heretofore amended (the "Agreement"), dated May 1,
1991 between National Health Laboratories Incorporated, a Delaware corporation (the "Company"), and Timothy J. Brodnik (the
"Executive").

          The Agreement is hereby amended as follows:

          1. Section 1 is amended to provide that the term of the Agreement shall extend through December 31, 1996 or such later date to which the Executive's employment may be extended as provided in
Section 5 of the Agreement.

          2. Section 2 is amended by adding the following sentence to the end thereof:

          The duties to be performed by the Executive shall be performed primarily at the offices of the Company in the Fairfax County Virginia metropolitan area, subject to reasonable travel requirements on behalf of the Company.

          3. Section 6(b) is amended in its entirety to read as follows:

          (b) The Executive may terminate his employment hereunder for "Good Reason" within thirty (30) days after the occurrence, without written consent of the Executive, of one of the following events that has not been cured within ten (10) days after written notice thereof has been given by Executive to the Company:

               (i)  the assignment to Executive of duties
          materially inconsistent with his status as Executive Vice President of the Company or an adverse alteration in the nature of Executive's responsibilities as Executive Vice President;

               (ii) a reduction by the Company in the Executive's Base Salary or Annual Bonus or a failure by the Company to pay any such amounts when due;

               (iii) the Company's material breach of the terms of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first above written.

                                   NATIONAL HEALTH LABORATORIES
                                     INCORPORATED


By:/s/ TIMOTHY J. BRODNIK          By:/s/ DAVID C. FLAUGH
   ----------------------             -------------------
       Timothy J. Brodnik                 David C. Flaugh
       Executive                          Chief Operating Officer

EXHIBIT 10.21

                 AMENDMENT TO EMPLOYMENT AGREEMENT



     Amendment, dated as of March 1, 1994 to Employment Agreement as heretofore amended (the "Agreement") dated January 1, 1991 between National Health Laboratories Incorporated, a Delaware corporation (the "Company") and Timothy Brodnik (the "Executive").

     Section 7(b) of the Agreement is hereby amended in its entirety to read as follows:

          (b) In the event that the Company shall terminate the Term otherwise than pursuant to Sections 5 or 6(a) hereof or the Executive shall terminate the Term pursuant to Section 6(b) hereof, then except as provided in Section 8 hereof, the Company's sole obligations under this Agreement and the severance policies and procedures of the Company in effect from time to time shall be:

               (i) to continue to pay the Executive, in monthly installments, the Executive's salary and any guaranteed bonus at the rate in effect pursuant to Section 3 (a) hereof on the date of termination, through the date on which the Term should expire pursuant to Sections 1 or 5 hereof, as if the Company had given notice of termination pursuant to Section 5 on the date of termination, and

               (ii) to pay the compensation set forth in Section
          11(a) and 18 hereof (unless the Executive has died).

     IN WITNESS WHEREOF, the parties have executed this Amendment of the Agreement as of the date first written above.



                                   NATIONAL HEALTH LABORATORIES
                                     INCORPORATED



By:/s/ TIMOTHY J. BRODNIK           By:/s/ DAVID C. FLAUGH
   ----------------------              -------------------
       Timothy J. Brodnik                 David C. Flaugh

EXHIBIT 10.34

                 AMENDMENT TO EMPLOYMENT AGREEMENT



          Amendment dated as of January 1, 1994, to Employment
Agreement as heretofore amended (the "Agreement"), dated May 1,
1991 between La Jolla Management Corp., a Delaware corporation (the "Company"), and W. David Slaunwhite (the "Executive").

          The Agreement is hereby amended as follows:

          1. Section 1 is amended to provide that the term of the Agreement shall extend through December 31, 1996 or such later date to which the Executive's employment may be extended as provided in
Section 5 of the Agreement.

          2. Section 6(b) is amended in its entirety to read as follows:

          (b) The Executive may terminate his employment hereunder for "Good Reason" within thirty (30) days after the occurrence, without written consent of the Executive, of one of the following events that has not been cured within ten (10) days after written notice thereof has been given by Executive to the Company:

               (i)  the assignment to Executive of duties
          materially inconsistent with his status as Executive Vice President of the Company or an adverse alteration in the nature of Executive's responsibilities as Executive Vice President;

               (ii) a reduction by the Company in the Executive's Base Salary or Annual Bonus or a failure by the Company to pay any such amounts when due;

               (iii) the Company's material breach of the terms of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first above written.



                                   LA JOLLA MANAGEMENT CORP.



By:/s/ W. DAVID SLAUNWHITE         By:/s/ DAVID C. FLAUGH
   -----------------------            -------------------
       W. David Slaunwhite                David C. Flaugh
       Executive                          Chief Operating Officer

EXHIBIT 10.35

                 AMENDMENT TO EMPLOYMENT AGREEMENT



     Amendment, dated as of March 1, 1994 to Employment Agreement as heretofore amended (the "Agreement") dated January 1, 1991 between La Jolla Management Corp., a Delaware corporation (the
"Company") and W. David Slaunwhite (the "Executive").

     Section 7(b) of the Agreement is hereby amended in its entirety to read as follows:

          (b) In the event that the Company shall terminate the Term otherwise than pursuant to Sections 5 or 6(a) hereof or the Executive shall terminate the Term pursuant to Section 6(b) hereof, then except as provided in Section 8 hereof, the Company's sole obligations under this Agreement and the severance policies and procedures of the Company in effect from time to time shall be:

               (i) to continue to pay the Executive, in monthly installments, the Executive's salary and any guaranteed bonus at the rate in effect pursuant to Section 3 (a) hereof on the date of termination, through the date on which the Term should expire pursuant to Sections 1 or 5 hereof, as if the Company had given notice of termination pursuant to Section 5 on the date of termination, and

               (ii) to pay the compensation set forth in Section
          11(a) and 18 hereof (unless the Executive has died).

     IN WITNESS WHEREOF, the parties have executed this Amendment of the Agreement as of the date first written above.



                                        LA JOLLA MANAGEMENT CORP.



By:/s/ W. DAVID SLAUNWHITE              By:/s/ DAVID C. FLAUGH
   -----------------------                 -------------------
       W. David Slaunwhite                     David C. Flaugh

EXHIBIT 10.40

                 AMENDMENT TO EMPLOYMENT AGREEMENT



          Amendment dated as of January 1, 1994, to Employment
Agreement as heretofore amended (the "Agreement"), dated May 1,
1991 between La Jolla Management Corp., a Delaware corporation (the "Company"), and John F. Markus (the "Executive").

          The Agreement is hereby amended as follows:

          1. Section 1 is amended to provide that the term of the Agreement shall extend through December 31, 1996 or such later date to which the Executive's employment may be extended as provided in
Section 5 of the Agreement.

          2. Section 6(b) is amended in its entirety to read as follows:

          (b) The Executive may terminate his employment hereunder for "Good Reason" within thirty (30) days after the occurrence, without written consent of the Executive, of one of the following events that has not been cured within ten (10) days after written notice thereof has been given by Executive to the Company:

               (i)  the assignment to Executive of duties
          materially inconsistent with his status as Executive Vice President of the Company or an adverse alteration in the nature of Executive's responsibilities as Executive Vice President;

               (ii) a reduction by the Company in the Executive's Base Salary or Annual Bonus or a failure by the Company to pay any such amounts when due;

               (iii) the Company's material breach of the terms of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first above written.



                                   LA JOLLA MANAGEMENT CORP.



By:/s/ JOHN F. MARKUS              By:/s/ DAVID C. FLAUGH
   ------------------                 -------------------
       John F. Markus                     David C. Flaugh
       Executive                          Chief Operating Officer

EXHIBIT 10.41

                 AMENDMENT TO EMPLOYMENT AGREEMENT



     Amendment, dated as of March 1, 1994 to Employment Agreement as heretofore amended (the "Agreement") dated January 1, 1991 between La Jolla Management Corp., a Delaware corporation (the
"Company") and John Markus (the "Executive").

     Section 7(b) of the Agreement is hereby amended in its entirety to read as follows:

          (b) In the event that the Company shall terminate the Term otherwise than pursuant to Sections 5 or 6(a) hereof or the Executive shall terminate the Term pursuant to Section 6(b) hereof, then except as provided in Section 8 hereof, the Company's sole obligations under this Agreement and the severance policies and procedures of the Company in effect from time to time shall be:

               (i) to continue to pay the Executive, in monthly installments, the Executive's salary and any guaranteed bonus at the rate in effect pursuant to Section 3 (a) hereof on the date of termination, through the date on which the Term should expire pursuant to Sections 1 or 5 hereof, as if the Company had given notice of termination pursuant to Section 5 on the date of termination, and

               (ii) to pay the compensation set forth in Section
          11(a) and 18 hereof (unless the Executive has died).

     IN WITNESS WHEREOF, the parties have executed this Amendment of the Agreement as of the date first written above.



                                   LA JOLLA MANAGEMENT CORP.



By:/s/ JOHN F. MARKUS                   By:/s/ DAVID C. FLAUGH
   ------------------                      -------------------
       John F. Markus                          David C. Flaugh